UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2012

ICON Income Fund Ten, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50654	35-2193184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, NY 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                Regulation FD Disclosure

On March 23, 2012, ICON Income Fund Ten, LLC (the “Fund”) distributed its 2011 Year End Liquidation Update (the “Liquidation Update”) to the broker-dealers who sold the membership interests in the Fund. The Fund will distribute the Liquidation Update to its members on April 5, 2012. A copy of the Liquidation Update is being furnished as an exhibit hereto.

The information in this Report is provided under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

 Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1           2011 Year End Liquidation Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND TEN, LLC
By: ICON CAPITAL CORP., its Manager

Dated: March 29, 2012	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer